SECURITY AGREEMENT
     This SECURITY AGREEMENT (this "AGREEMENT") is made and entered into as of December 29, 2000, by and between Ascent Pediatrics, Inc., a Delaware corporation ("PLEDGOR"), and FS Ascent Investments LLC, a Delaware limited liability company ("PLEDGEE").
                              W I T N E S S E T H:
                              -------------------
          WHEREAS, contemporaneously with the execution and delivery of this Agreement, Pledgor and Pledgee are entering into a Loan Agreement dated the date hereof (the "INVESTMENTS/ASCENT LOAN AGREEMENT") under which Pledgee has agreed to lend Pledgor an aggregate of up to six million dollars ($6,250,000) and pursuant to which Pledgor is executing and delivering to Pledgee a Promissory Note dated the date hereof (the "INVESTMENTS/ASCENT PROMISSORY NOTE");

          WHEREAS, Pledgor owns the product entitled "Primsol", Trimethroprim hydrochloride 50 mg/5 ml for the treatment of acute otitis media ("Primsol", including the trademark listed on Schedule 1 hereto);
                                       -----------

          WHEREAS, Pledgor has agreed to grant a security interest in certain of its assets to Pledgee to secure the Obligations (as defined herein) under the Investments/Ascent Loan Agreement and the Investments/Ascent Promissory Note.

     NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.     DEFINED TERMS.  As used in this Agreement, the following terms shall have
       -------------
the  respective  meanings  assigned  to  them:
          (a) "EVENT OF DEFAULT" shall have the same meaning assigned to such term in the Investment/Ascent Loan Agreement;

          (b) "GOODWILL" shall mean all goodwill, trade secrets, product dossiers, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operation and training manuals, customer lists, distribution agreements and general intangibles now or hereafter owned by Pledgor insofar as any of the foregoing relates primarily to Primsol;

          (c) "GOVERNMENTAL AUTHORITY" shall mean any agency, instrumentality, department, commission, court, tribunal or board of any government, whether foreign or domestic and whether national, federal, state, provincial or local;
     (d) "LICENSE AGREEMENT" shall mean the License Agreement dated the date hereof, between Pledgor and Pledgee, substantially in the form attached hereto as Exhibit A.
          (e) "MATERIAL ADVERSE EFFECT" shall mean, when used in connection with Pledgor, any development, change or effect that is materially adverse to the business, properties (including, without limitation, the Collateral), assets, net worth, financial condition, results of operations or future prospects (including, without limitation, future equity value) of Pledgor and its subsidiaries taken as a whole;

          (f) "OBLIGATIONS" shall mean all obligations of Pledgor under the Investments/Ascent Loan Agreement and the Investments/Ascent Note, including any extension, modification, substitution, amendment or renewal thereof;

          (g) "PERMITTED LIEN" shall have the same meaning as set forth in the Investments/Ascent Loan Agreement.

          (h) "PRIMSOL NDA" shall mean the New Drug Application issued by the U.S. Food and Drug Administration permitting the manufacture, sale and marketing of Primsol;

          (i) "PRIMSOL INVENTORY" shall mean, insofar as it relates to Primsol, all raw materials, work in-process, and finished inventory of Pledgor of every type or description and all documents of title covering such inventory, and shall specifically include, insofar as it relates to Primsol, all "inventory" as such term is defined in the UCC, now or hereafter owned by Pledgor;

          (j) "PRIMSOL RECEIVABLES" shall mean, insofar as it relates to Primsol, any "account" as such term is defined in the UCC, now owned or hereafter acquired by Pledgor, including, but not limited to, all of Pledgor's rights to payment for goods sold or leased or services performed by Pledgor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with: (i) all security pledged, assigned, hypothecated, or granted to or held by Pledgor to secure the foregoing, (ii) all of Pledgor's right, title, and interest in and to any goods, the sale of which gave rise thereto, (iii) all guarantees, endorsements, and indemnifications on, or of, any of the foregoing,
(iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all books, records, ledger cards, and invoices relating thereto, (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (vii) all credit information, reports, and memoranda relating thereto, and (viii) all other writings related in any way to the foregoing;

          (k)     "PRIMSOL  TRADEMARK"  shall  mean  the  trademark  listed  in
Schedule  1; and (a) the right to sue or otherwise recover for any and all past,
       ----
present and future infringements and misappropriations thereof, (b) all income, royalties, damages and other payments now or hereafter due and/or payable with respect thereto (including, without limitation, payments under all agreements and contracts entered into in connection therewith, and damages and payments for past or future infringements thereof) and (c) the right to use and register and all rights corresponding thereto and all other rights of any kind whatsoever of Pledgor accruing thereunder or pertaining thereto, together, in each case, with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin;

          (l) "TERMINATION DATE" shall mean the date on which all of the Obligations have been fully paid and satisfied;

          (m) "TOLL MANUFACTURING AGREEMENT" shall mean the agreement dated October 17, 1994, between Pledgor and Lyne Laboratories, Inc. ("LYNE"), pursuant to which Primsol is manufactured for Pledgor; and

     (n) "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Massachusetts; provided, however, in the
                                                       --------  -------
event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Bank's security interest in the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Massachusetts, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     2.     GRANT OF SECURITY INTEREST.  As security for the prompt and complete
            --------------------------
payment and performance when due of all of the Obligations, Pledgor hereby grants a continuing first priority security interest in (a "LIEN") all of Pledgor's right, title and interest in, to and under, and the proceeds from the following, whether presently existing or hereafter created or acquired
(collectively, the "COLLATERAL", with clauses (a) through (d) below to be referred to in this Agreement as the "INTELLECTUAL PROPERTY COLLATERAL" and clauses (e) through (g) below as the "NON-INTELLECTUAL PROPERTY COLLATERAL"):

     (a)     the  Primsol  Trademark;

          (b)     the  Goodwill;

          (c) all products and proceeds of the foregoing, including any claim or proceeding of Pledgor against third parties for any (i) past, present or future infringement, unfair competition, or dilution of the Primsol Trademark and (ii) injury to the Goodwill associated with the foregoing;

          (d)     the  Primsol  NDA;

          (e)     the  Toll  Manufacturing  Agreement;

          (f)     all  Primsol  Inventory;  and

          (g)     each  and  every  Primsol  Receivable.

     3.     REPRESENTATIONS  AND WARRANTIES.  Pledgor represents and warrants to
            -------------------------------
Pledgee,  that,  as  of  the  date  of  this  Assignment:

          (a) Pledgor does not own any patent or trademark with respect to Primsol that is registered with the United States Patent and Trademark Office or any similar offices or agencies of the United States, any state or territory thereof, or any other country or political subdivision, other than the Primsol Trademark;

          (b) Pledgor is not a party to, or an assignee of a party to, intellectual property license agreement with respect to Primsol;

          (c) Pledgor does not own any patent or trademark material to the conduct of its Primsol business, other than the Primsol Trademark registration (except logos, prints, labels, designs, works, and general intangibles that are not and cannot be registered with the United States Patent and Trademark Office);

     (d) Pledgor owns and has good and marketable title to, free and clear of all Liens, the Primsol Trademark; and has not granted any license, rights or privileges in or to the Intellectual Property Collateral to any party, except as otherwise set forth herein;

          (e) The Primsol Trademark registration has been duly and properly issued;

     (f) The Primsol Trademark is valid, in use and in full force and effect;

     (g) The Primsol Trademark has not been adjudged invalid or unenforceable, in whole or in part by any court of competent jurisdiction; nor has any holding, decision or judgment been rendered by any Governmental Authority which would limit, cancel or question the validity, registrability or enforceability of the Primsol Trademark in the applicable jurisdictions;

     (h) No action or proceeding is pending or, to the Company's knowledge, threatened (i) seeking to limit, cancel or question the Company's ability to use the Intellectual Property Collateral in any jurisdiction or (ii) which would be reasonably likely to have a Material Adverse Effect on the value of the Intellectual Property Collateral throughout the world.

          (i) Pledgor has not commenced and does not currently intend to commence any suit or action against others in connection with the violation or enforcement of its rights in any of the Intellectual Property Collateral;

          (j) Pledgor is and shall at all times remain the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Primsol Trademark, free and clear of any Liens, including licenses and covenants by Pledgor not to sue third persons, except for the interest of Pledgee under this Agreement or the interest of any person holding through Pledgee;

          (k) Pledgor will enter into written agreements as necessary with each of its present and future employees, and consultants that will enable it to comply with the covenants herein contained;

     (l) To Pledgor's knowledge, no Person other than Pledgor has claimed or is claiming it either owns any right, title or interest in the Primsol Trademark, or has any right, title or interest superior to Pledgor's rights in the Primsol Trademark (other than as in (j));

     (m) Except as identified herein, Pledgor has not granted any release, covenant not to sue, or non-assertion assurance to any Person with respect to the Primsol Trademark;

     (n) The Primsol NDA is in full force and effect and is not subject to any "warning letters" or other enforcement actions by or on behalf of the U.S. Food and Drug Administration.

     (o) The Toll Manufacturing Agreement is a valid and legally binding obligation of Pledgor and, Pledgor's knowledge, Lyne, and neither the Pledgor, nor to the Pledgor's knowledge, Lyne is in default under said agreement;

     (p) Pledgor is the sole owner of the Non-Intellectual Property Collateral, free and clear of any Lien thereon, except for the Lien created by this Agreement or the interest of any person holding through Pledgee;
(q)     Pledgor  has  the  legal  right  to  grant  a  security  interest in the
Non-Intellectual  Property  Collateral,  as  provided  for  in  this  Agreement;
(r) No security agreement, financing statement or equivalent security or lien instrument or continuation statement covering all or any part of the Non-Intellectual Property Collateral is on file or of record in any public office, except for the Lien created by this Agreement or the interest of any person holding through Pledgee;
(s) No consent, approval, authorization or other order of any person, and no consent, authorization, approval, or other action by and no notice to or filing with, any Governmental Authority is required (i) for the execution, delivery and performance of this Agreement or (ii) for the Pledgor's grant a security interest in the Collateral;
(t) The Pledgor's grant of a security interest in the Collateral pursuant to this Agreement creates a valid and continuing Lien on and a perfected security interest in such Collateral and the proceeds thereof, securing the payment of the Obligations, subject to no prior Lien other than the Permitted Liens; and
(u) This Agreement has been duly executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles.
     4.     COVENANTS.
            ---------

          (a) In no event shall Pledgor, either by itself or through any employee, licensee or designee, file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office or any similar office or agency in the United States or any other country or any political subdivision thereof without giving Pledgee and Alpharma USPD, Inc., a Maryland corporation ("Alpharma"), prior written notice thereof and, upon the request of Pledgee or Alpharma, Pledgor shall execute and deliver, for filing with any such office or agency as Pledgee and Alpharma may reasonably deem appropriate, (i) an amendment to this Agreement adding a description of such  Intellectual  Property  Collateral  to  Schedule  1  and  (ii)  any  other
                                              -----------
agreements, instruments, documents and papers as Pledgee and Alpharma may reasonably request to evidence Pledgee's Lien on such Intellectual Property Collateral;

          (b) Subject to Section 4(a) hereof, Pledgor shall take all reasonable actions to maintain and pursue each application, to obtain the relevant registration, and to maintain the registration of all of the Intellectual Property Collateral that is material to the conduct of Pledgor's business with the United States Patent and Trademark Office or other appropriate filing office or agency in which registration is necessary to protect its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

          (c) In the event that any of Pledgor's rights under any Intellectual Property Collateral are infringed, misappropriated or diluted by a third party, Pledgor (i) shall notify Pledgee and Alpharma promptly after it learns thereof, (ii) unless Pledgor shall reasonably determine that such Intellectual Property Collateral is not material to the conduct of its business, shall promptly sue such party for infringement, misappropriation or dilution and recover any and all damages for such infringement, misappropriation or dilution, and (iii) shall take such other actions as Pledgor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property Collateral.

          (d) Pledgor shall promptly notify Pledgee and Alpharma, in writing, of any suit, action or proceeding brought against it relating to, concerned with or affecting any of the Collateral which, if determined adversely, is likely to have a Material Adverse Effect and shall, upon request by Pledgee or Alpharma, deliver to Pledgee and Alpharma a copy of all pleadings, papers, orders, or decrees theretofore or thereafter filed in any such suit, action or proceeding, and shall keep Pledgee and Alpharma fully advised and informed, in writing, of the progress of any such suit, action or proceeding;

          (e) Pledgor shall notify Pledgee and Alpharma immediately if it knows or has reason to know (i) that any application or registration relating to any Intellectual Property Collateral that is material to the conduct of its business may become abandoned or dedicated or (ii) that there has been or likely may be an adverse determination or development (including the institution of, or any adverse determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding (A) its ownership of any Intellectual Property Collateral that is material to the conduct of its business, (B) its right to register such Intellectual Property Collateral, or
(C)  its  right  to  keep  and  maintain  such Intellectual Property Collateral;

          (f) Pledgor shall, from time to time at its own expense, promptly execute, deliver, file and record all further instruments, endorsements and other documents, and take such further action consistent with the terms of this Agreement, as may be required by law for Pledgee or Alpharma to obtain, or as Pledgee or Alparma may deem necessary in obtaining, the full benefits of this Agreement and of the rights, remedies and powers herein granted, including, without limitation, (i) the filing of any financing statements, in form reasonably acceptable to Pledgee and Alpharma, under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests granted hereby; (ii) furnish to Pledgee and Alpharma from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Pledgee or Alpharma may reasonably request, all in reasonable detail and in form reasonably satisfactory to Pledgee and Alpharma; (iii) execute and deliver the Trademark Assignment and cause it to be duly filed on an expedited basis with the United States Patent and Trademark Office; and (iv) execute and deliver any other trademark security agreement relating to the Primsol Trademark cause it to be perfected outside the United States;

     (g) Pledgor will mark its books and records pertaining to such Collateral to evidence this Agreement and the Lien on and security interest in such Collateral granted by this Agreement; and
(h) Except as provided hereunder, Pledgor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on such Non-Intellectual Property Collateral and will defend the right, title and interest of Pledgee and Alpharma in and to any of such Pledgor's rights in and to the interests comprising such Non-Intellectual Property Collateral against the claims and demands of all persons whomsoever.
     5.     PLEDGEE'S  APPOINTMENT  AS  ATTORNEY-IN-FACT.
            --------------------------------------------

     (a) Pledgor hereby irrevocably constitutes and appoints Pledgee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Pledgor and in the name of Pledgor or in its own name, from time to time in Pledgee's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limitation, hereby gives Pledgee the power and right, on behalf of Pledgor, without notice to or assent by Pledgor to pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;
          (b) Pledgee agrees that, except upon the occurrence of an Event of Default, it will forebear from exercising the power of attorney or any rights granted to Pledgee pursuant to this Section 5. The power of attorney granted pursuant to this Section 5 is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid and satisfied in full;

     (c) The powers conferred on Pledgee hereunder are solely to protect Pledgee's and Alpharma's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Pledgee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Pledgor for any act or failure to act, except for its own gross negligence or willful misconduct; and
(d) Pledgor authorizes Pledgee, at any time and from time to time upon the occurrence of any Event of Default, to execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.
     6.     REMEDIES,  RIGHTS  UPON  DEFAULT.
            --------------------------------

     (a) If any Event of Default shall occur and be continuing, in addition to all other rights and remedies granted to Pledgee in this Agreement and in any other instrument or agreement securing, evidencing or relating to the
Obligations:  (i)  Pledgee  may  exercise  all  rights and remedies of a secured party under the UCC; (ii) Pledgor hereby grants to Pledgee an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Pledgor) (A) to use, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by Pledgor and wherever the same may be located and (B) to have access to all media in which any of the licensed items may be recorded or stored and all computer and automatic machinery software and programs used for the compilation or printout thereof and (iii) Pledgee's rights under the License Agreement will become effective.
(b) Pledgor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or the Collateral.
     7.     APPLICATION  OF  PROCEEDS.  Upon  the  occurrence  of  an  Event  of
            -------------------------
Default, Pledgee shall apply all the proceeds of any sale, disposition or other realization upon all or any part of the Collateral to the Obligations as Pledgee may determine.
     8.     USE  AND  PROTECTION  OF  INTELLECTUAL  PROPERTY  COLLATERAL.
            ------------------------------------------------------------
Notwithstanding anything to the contrary contained herein, unless an Event of Default has occurred and is continuing, Pledgor may continue to use, exploit, license, enjoy and protect the Intellectual Property Collateral in the ordinary course of its business, and Pledgee shall from time to time execute and deliver, upon the reasonable written request of Pledgor, any and all instruments, certificates or other documents, in the form so requested, that in the reasonable judgment of Pledgor are necessary or appropriate to permit Pledgor to continue to do so.

     9.     TERMINATION  AND  RELEASE.  On  the  Termination Date, the rights of
            -------------------------
Pledgee hereunder shall terminate and Pledgee shall execute and deliver to Pledgor all releases, powers of attorney other instruments as may be necessary or proper to terminate the Lien granted to Pledgee hereunder and to revest in Pledgor full title to the Collateral, subject to any disposition thereof which may have been made by Pledgee pursuant thereto.

     10.     REINSTATEMENT.  This  Agreement  shall  remain  in  full  force and
             -------------
effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee by appointed for all or any significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if it any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference" or "fraudulent conveyance" under the Bankruptcy Code, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or part thereof, is rescinded, reduced, restored, or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     11.     NOTICES.  Except as otherwise provided herein, any notice hereunder
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shall  be  in writing, and shall be deemed to have been validly served, given or delivered upon receipt after transmittal by hand or by Federal Express or similar service, or by facsimile transmission, or five business days after deposit in the United States mail, registered mail, with proper postage prepaid, and addressed to the party to be notified at the following addresses (or such other address as such party shall designate by notice to the other party hereunder):

     If  to  Pledgee,  to:
               FS  Ascent  Investments  LLC
          c/o  FS  Private  Investments  LLC
          55  East  52nd  Street
          New  York,  New  York  10055-0002
          Attention:  James  L.  Luikart
          Facsimile:  (212)  409-5874

     with  a  copy  (which  shall  not  constitute  notice)  to:

          Stroock  &  Stroock  &  Lavan  LLP
          180  Maiden  Lane
          New  York,  New  York  10038
          Attention:  Melvin  Epstein,  Esq.
          Facsimile:  (212)  806-6006

with  a  copy  (which  shall  not  constitute  notice)  to:

          Alpharma  Inc.
          One  Executive  Drive
          Fort  Lee,  New  Jersey  07024
          Attention:  Chief  Legal  Officer
          Facsimile:  (201)  592-1481

     If  to  Pledgor,  to:
               Ascent  Pediatrics,  Inc.
          187  Ballardvale  Street,  Suite  B125
          Willmington,  Massachusetts  01887
          Attention:  Chief  Executive  Officer
          Facsimile:  (978)  658-3939

     with  a  copy  (which  shall  not  constitute  notice)  to:
               Hale  and  Dorr  LLP
          60  State  Street
          Boston,  Massachusetts  02109-1803
          Attention:  Stuart  Falber
          Facsimile:  (617)  526-5000

Failure to deliver any copies pursuant to this Section 11 shall not impair the validity of any notice otherwise complying therewith.
     12.     SEVERABILITY.  Any  provision of this Agreement which is prohibited
             ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction or affect the remainder of this Agreement.
13.     GOVERNING  LAW.  This  Agreement  shall be governed by, and be construed
        --------------
and enforced in accordance with, the internal laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.
14.     CONTINUING  ASSIGNMENT.  This  Agreement  shall  create  a  continuing
        ----------------------
assignment of, Lien on and security interest in each and all of the Collateral and shall: (a) remain in full force and effect until the Termination Date; (b) be binding upon Pledgor, its successors and permitted assigns, as applicable and
(c) inure to the benefit of Pledgee and its successors, transferees and assigns. Pledgor may not assign or transfer any or all of its rights and obligations hereunder without the express written consent of Pledgee.
15.     SUCCESSORS  AND  ASSIGNS.  This  Agreement shall be binding upon Pledgor
        ------------------------
and  shall  inure  to  the  benefit  of,  and be enforceable by, Pledgee and its successors and assigns. For the avoidance of doubt, Pledgee may assign its rights under this Agreement to Alpharma or any of Alpharma's affiliates.
16.     AMENDMENTS.  None  of  the  terms or provisions of this Agreement may be
        ----------
waived, altered, modified or amended except in writing duly signed for and on behalf of Pledgee and Pledgor.
17.     COUNTERPARTS.  This  Agreement  may  be  executed  in  any  number  of
        ------------
counterparts,  each  of  which  shall  be  deemed  an  original but all of which
        -
together  shall  constitute  one  and  the  same  instrument.
18.     ACCEPTANCE  OF  FACSIMILE  SIGNATURES.  The  parties  agree  that  this
        -------------------------------------
Agreement will be considered signed when the signature of a party is delivered by facsimile transmission. Such facsimile signature shall be treated in all respects as having the same effect as an original signature.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by such party or its duly authorized office on the date first set forth above.
ASCENT  PEDIATRICS,  INC.
By:      /s/  Emmett  Clemente
        ----------------------
Name:  Emmett  Clemente
Title:    Chief  Executive  Officer

          FS  ASCENT  INVESTMENTS  LLC

                                   By:  FS  PRIVATE  INVESTMENTS,  LLC,
                                        MANAGER


By:      /s/  James  Luikart
        --------------------
          Name:  James  L.  Luikart
          Title:    Managing  Member

                                   SCHEDULE  I
                                   -----------

                              INTELLECTUAL PROPERTY
                              ---------------------



PRIMSOL  TRADEMARK:
------------------

Registration No. 1941818, issued by the U.S. Patent and Trademark Office on December 12, 1995

                                     ------
                                    EXHIBIT A
                                    ---------

[License  Agreement]